FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT

This FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into as of December __, 2024 by and among SUNFLOWER BANK, N.A., as administrative agent and collateral agent for the Lenders (“Agent”), AMMO, INC., a Delaware corporation (“Ammo”), AMMO TECHNOLOGIES INC., an Arizona corporation (“Ammo Technologies”), ENLIGHT GROUP II, LLC, a Delaware limited liability company (“Enlight”), and AMMO MUNITIONS, INC., a Delaware corporation (“Ammo Munitions”; and together with Ammo, Ammo Technologies, and Enlight, individually and collectively, jointly and severally, “Borrower”).

RECITALS

Borrower and Agent are parties to that certain Loan and Security Agreement dated as of December 29, 2023 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”). The parties desire to amend the Loan Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1. Agent hereby agrees to waive its field examination pursuant to Section 6.3 of the Loan Agreement scheduled for December 31, 2024. Agent and Borrower hereby further acknowledge and agree that Agent’s next field examination shall be on June 30, 2025.

2. Section 2.1(a)(ii)(A) of the Loan Agreement hereby is amended and restated as follows:

“Whenever Borrower desires an Advance under the Revolving Line, Borrower will notify Agent no later than Noon Central time five (5) Business Days prior to when the Advance is to be made. Each such notification shall be made by delivering to Agent (i) a Revolving Advance Request Form in substantially the form of Exhibit B hereto (a “Notice of Borrowing”), (ii) an updated month-end Borrowing Base Certificate (as defined herein), and (iii) a Compliance Certificate (as defined herein) with an effective date no greater than sixty (60) days prior to the date of such notification. Each Lender, severally and not jointly, will make Advances to Borrower equal to such Lender’s Revolving Line Commitment Percentage of such requested Advance.”

3. Section 6.3(e) of the Loan Agreement hereby is amended and restated as follows:

“(e) within thirty (30) days after the last day of each fiscal quarter (or more frequently if reasonably required by Agent), Borrower shall deliver to Agent a detailed aging of Borrower’s Accounts by invoice date or a summary aging by account debtor, together with payable aging, inventory analysis (by location and category), deferred revenue report, credit memos, collections, along with evidence of all other adjustments to accounts receivable, a sales report, monthly account statements for each depository, investment or operating account of Borrower not maintained at Agent, and such other matters as Agent may request, together with a Borrowing Base Certificate signed by a Responsible Officer in substantially the form of Exhibit C hereto (“Borrowing Base

Certificate”), prepared as of such quarter end and at other times in Agent’s discretion; provided, that if and when the Daily Balance is equal to an amount greater than $0, such Borrowing Base Certificate shall be delivered to Agent within thirty (30) days after the last day of each fiscal month;”

4. Section 6.3(f) of the Loan Agreement hereby is amended and restated as follows:

“(f) within thirty (30) days after the last day of each quarter, Borrower shall deliver to Agent a Compliance Certificate signed by a Responsible Officer in substantially the form of Exhibit D hereto (“Compliance Certificate”); provided, that if and when the Daily Balance is equal to an amount greater than $0, such Compliance Certificate shall be delivered to Agent within thirty (30) days after the last day of each fiscal month;”

5. Exhibit D of the Loan Agreement hereby is amended and restated in its entirety as attached hereto as Exhibit D.

6. No course of dealing on the part of Agent or its officers, nor any failure or delay in the exercise of any right by Agent, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Agent’s failure at any time to require strict performance by Borrower of any provision shall not affect any right of Agent thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Agent.

7. Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Loan Agreement. The Loan Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Agent under the Loan Agreement, as in effect prior to the date hereof.

8. Borrower represents and warrants that the Representations and Warranties contained in the Loan Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

9. As a condition to the effectiveness of this Amendment, Agent shall have received, in form and substance satisfactory to Agent, the following:

(a) this Amendment, duly executed by Borrower;

(b) all reasonable Lender Expenses incurred through the date of this Amendment, which may be debited from any of Borrower's accounts; and

(c) such other documents, and completion of such other matters, as Agent may reasonably deem necessary or appropriate.

10. Each of Article 10, Article 11, Article 12 and Article 13 of the Loan Agreement are incorporated herein by reference, mutatis mutandis, as though fully set forth.

[Balance of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

AMMO, INC.

By: __________________________________

Name: Jared R. Smith

Title: Chief Executive Officer

AMMO TECHNOLOGIES INC.

By: __________________________________

Name: Jared R. Smith

Title: Chief Executive Officer

ENLIGHT GROUP II, LLC

By: __________________________________

Name: Jared R. Smith

Title: Chief Executive Officer

AMMO MUNITIONS, INC.

By: __________________________________

Name: Jared R. Smith

Title: Chief Executive Officer

SUNFLOWER BANK, N.A.

By: __________________________________

Name: Mark Venable

Title: Asset Manager

[Signature Page to First Amendment to Loan and Security Agreement]

EXHIBIT D COMPLIANCE CERTIFICATE

TO: SUNFLOWER BANK, N.A., as Agent

FROM: AMMO, INC.; AMMO TECHNOLOGIES INC.; ENLIGHT GROUP II, LLC; and AMMO MUNITIONS, INC.

The undersigned authorized officer of each of AMMO, INC., AMMO TECHNOLOGIES INC., ENLIGHT GROUP II, LLC, and AMMO MUNITIONS, INC. (individually and collectively, jointly and severally, “Borrower”), hereby certifies that in accordance with the terms and conditions of that certain Loan and Security Agreement, dated as of December 29, 2023 (as may be amended, restated, supplemented or modified from time to time, the “Agreement”) among Borrower, the lenders party hereto (the “Lenders”), and SUNFLOWER BANK, N.A., as administrative agent and collateral agent for Lenders (in such capacity, “Agent”): (i) Borrower is in complete compliance for the period ending with all required covenants except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required		Complies
Annual financial statements (CPA audited) and Compliance Certificate	FYE within 120 days		Yes	No
Monthly financial statements	Monthly within 45 days		Yes	No
Compliance Certificate	Quarterly within 30 days (or monthly within 30 days if and when Daily Balance exceeds $0)		Yes	No
Annual operating budget, sales projections and operating plans approved by board of managers	Annually no later than 30 days after the beginning of each fiscal year		Yes	No

Borrowing Base Certificate, A/R & A/P Agings, deferred revenue report, credit memos, evidence of all other adjustments to A/R, a sales report, inventory analysis, and account statements of each account of Borrower not maintained at Agent

	Within 30 days after the last day of each quarter (Borrowing Base Certificate to be provided monthly within 30 days if and when Daily Balance exceeds $0)		Yes	No
Field Exam	Bi-annually		Yes	No
Collateral appraisal	Once annually		Yes	No
Deposit balances with Agent or any Lender	$
Deposit balance outside Agent or any Lender	$
Financial Covenant	Required	Actual	Complies
Fixed Charge Coverage Ratio (commencing first full calendar month after Closing Date; calculations set forth on Schedule A attached hereto)	At least 1.10:1.00	:1.00	Yes	No

[signature on following page]

Comments Regarding Exceptions: See Attached.
Sincerely,

SIGNATURE

TITLE

DATE

SCHEDULE A TO COMPLIANCE CERTIFICATE

FIXED CHARGE COVERAGE RATIO CALCULATION

(determined on a consolidated basis in accordance with GAAP)

A. Calculation of Adjusted EBITDA for trailing twelve (12) month period ended [ / /20 ]:
(i) Borrower’s consolidated Net Income for such period:	$
(ii) interest payments paid during such period:	$
(iii) all income and franchise taxes paid during such period:	$
(iv) depreciation and amortization for such period:	$
(v) non-cash stock compensation to employees for such period:	$
(vi) non-recurring losses or expenses approved by Agent in writing for such period:	$
(vii) all non-cash gains, non-recurring gains, and extraordinary gains increasing Adjusted EBITDA deemed by Agent to be extraordinary or non-recurring:	$
(viii) Adjusted EBITDA for such period [A(i) + A(ii) + A(iii) + A(iv) + A(v) + A(vi) – A(vii)]:	$

B. Capital expenditures paid during such period (other than capital expenditures financed with the proceeds of purchase money indebtedness or capital leases to the extent permitted by the Agreement and which for the avoidance shall not include payments in respect of Permitted Acquisitions):

$
C. Distributions and dividends paid during such period (which are permitted under Section 7.6 of the Agreement and paid in cash):	$
D. Without duplication, Permitted Tax Distributions paid during such period (which are permitted under Section 7.6 of the Agreement and paid in cash):	$
E. Tax payments paid by Borrower in cash during such period	$
F. [A(vii) – B – C – D – E]:	$
G. Calculation of Debt Service Charges during such period:
(i) cash portion of interest payments paid during such period:	$
(ii) scheduled payments of principal on Indebtedness (including capital lease obligations and Subordinated Debt) and all scheduled permanent revolving credit commitment reductions on all Indebtedness:	$
(iii) Debt Service Charges for such period [G(i) + G(ii)]:	$
H. Fixed Charge Coverage Ratio [F/G(iii)]:	:1.00
I. Fixed Charge Coverage Ratio required by Section 6.8(a) of the Agreement:	1.10:1.00
J. Compliance?	[Yes][No]